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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Form S-8 Registration Statement (File No. 33-70647).


ARTHUR ANDERSEN LLP


Fort Lauderdale, Florida,
  May 28, 1999.